Investments: Investment Income (Tables)	9 Months Ended
Sep. 30, 2018
Tables/Schedules
Investment Income

	Three months ended		Nine months ended
	September 30,		September 30,
	2018	2017	2018	2017

Gross investment income:
Debt securities	$ 75	$ 80	$ 229	$ 243
Cash and cash equivalents	127	61	293	140

Total gross investment income	202	141	522	383
Investment expenses	(4)	10	(14)	(15)

Net investment income	$ 198	$ 151	$ 508	$ 368